BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.

(the “Fund”)

Supplement dated December 26, 2017 to the

Statement of Additional Information dated April 28, 2017, as supplemented to date

Effective December 29, 2017, the third paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

Footnote 3 in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

[3]	Effective December 29, 2017, BlackRock has contractually agreed to waive and/or reimburse fees or expenses to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses, and certain other Fund expenses) to 0.79% (for Investor A Shares), 1.54% (for Investor C Shares), 0.54% (for Institutional Shares), 1.34% (for Investor C1 Shares) and 0.49% (for Class K Shares) of average daily net assets through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. From October 14, 2016 through December 28, 2017, BlackRock had contractually agreed to waive and/or reimburse fees or expenses to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses, and certain other Fund expenses) to 0.84% (for Investor A Shares), 1.59% (for Investor C Shares), 0.59% (for Institutional Shares), 1.39% (for Investor C1 Shares) and 0.54% (for Class K Shares). From September 1, 2015 through October 13, 2016, BlackRock had contractually agreed to waive and/or reimburse fees or expenses to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses, and certain other Fund expenses) to 0.95% (for Investor A Shares), 1.70% (for Investor C Shares), 0.70% (for Institutional Shares) and 1.50% (for Investor C1 Shares) of average daily net assets. From November 13, 2015 through October 13, 2016, BlackRock had contractually agreed to waive and/or reimburse fees or expenses to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses, and certain other Fund expenses) to 0.65% (for Class K Shares) of average daily net assets.

Shareholders should retain this Supplement for future reference.

SAI-SGB-1217SUP